Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER UNDER SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Dinakar Munagala, Chief Executive Officer of Blaize Holdings, Inc. (the “Company”), certify that:

1.I have reviewed this Form 10-K/A of the Company; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 30, 2026	By:	/s/ Dinakar Munagala
Dinakar Munagala
Chief Executive Officer
(Principal Executive Officer)